Condensed Consolidated Statements of Changes in Partners' Capital - USD ($) $ in Thousands	Total	Common Units [Member]	Subordinated Units [Member]	General Partner Unit [Member]	Accumulated Other Comprehensive Income [Member]
Beginning Balance at Dec. 31, 2014	$ 419,365	$ 307,544	$ 103,680	$ 8,141
Net income	14,073	8,065	5,745	263
Other comprehensive income	0	0	0	0	$ 0
Cash distributions	(23,514)	(13,808)	(9,250)	(456)
Proceeds from public offering	116,924	114,500		2,424
Offering cost (Note 13)	(321)	(314)		(7)
Ending Balance at Jun. 30, 2015	526,527	411,987	100,175	10,365
Beginning Balance at Dec. 31, 2015	520,770	411,317	99,158	10,295
Net income	22,241	16,688	5,052	501
Other comprehensive income	0	0	0	0	$ 0
Cash distributions	(30,107)	(19,372)	(10,088)	(648)
Conversion of subordinated units to common units		94,123	$ (94,123)
Ending Balance at Jun. 30, 2016	$ 512,904	$ 502,756		$ 10,148